UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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Till Capital Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Crawford House
50 Cedar Avenue

Hamilton, HM11, Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 1, 2018

You are cordially invited to attend the 2018 Annual General Meeting of Shareholders (the “Annual Meeting”) of Till Capital Ltd. (“Till,” “we,” “us” or “our”) to be held at 13403 N. Government Way, Hayden, ID 83835, on Wednesday, August 1, 2018 at 10:00 a.m., local time, for the following purposes:

1.	to elect the six members of Till’s Board of Directors that are named in the accompanying proxy statement for a one-year term that will expire at the 2019 Annual General Meeting of Shareholders;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the calendar year 2018;

3.	to approve Till’s Stock Option Plan; and

4.	to transact any other business that may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

The accompanying proxy statement provides information about the matters you will be asked to consider and vote on at the Annual Meeting.

Our Board of Directors has fixed the close of business on June 6, 2018 as the record date for determining holders of record of our restricted voting shares, US$0.001 par value per share, entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting. We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish our proxy materials on the Internet. As a result, we are mailing a notice to our shareholders instead of a printed copy of the proxy statement and our 2017 annual report. That notice provides instructions on how to access those materials on the Internet and how to obtain printed copies.

Whether you do or do not plan to attend the Annual Meeting, our Board of Directors asks that you vote as soon as possible. You may vote by proxy on the Internet, via toll-free telephone number or, if you received a proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. Your vote is important and all shareholders are encouraged to attend the Annual Meeting and vote in person or by proxy.

Thank you for your support and continued interest in Till.

By Order of the Board of Directors:

/s/ Alan S. Danson

Alan S. Danson

Chairman of the Board of Directors

June 12, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING TO BE HELD ON AUGUST 1, 2018

Till’s proxy statement for the Annual Meeting and its annual report to shareholders for the fiscal year ended December 31, 2017 are available at www.tillcap.com.

TILL CAPITAL LTD.

2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Crawford House
50 Cedar Avenue

Hamilton, HM11, Bermuda

PROXY STATEMENT

FOR THE

2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

We are furnishing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our 2018 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at 13403 N. Government Way, Hayden, ID 83835, on Wednesday, August 1, 2018 at 10:00 a.m., local time, and at any reconvened meeting following any adjournment or postponement of the Annual Meeting.

The Notice of Internet Availability of Proxy Materials (the “Notice”) was first mailed to shareholders of Till on or about June 20, 2018. This proxy statement contains information on matters to be voted on at the Annual Meeting or any adjournments of that meeting. Throughout this proxy statement, all references to “Till Shares” refer to Till’s restricted voting shares, US$0.001 par value per share.

It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. Whether you do or do not expect to attend the meeting in person, please complete, date, sign, and return the accompanying proxy card in the enclosed envelope to ensure the presence of a quorum at the meeting. Even if you have voted by proxy and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

If you have questions concerning a proposal or the Annual Meeting, if you would like additional copies of this proxy statement, or if you need directions to or special assistance at the Annual Meeting, please contact our Corporate Secretary at 208-635-5415 or by mail at:

Till Capital Ltd.
Attn: Corporate Secretary
13403 N. Government Way, Suite 212
Hayden, ID 83835 USA

Information regarding the Annual Meeting is also available via the Internet on Till’s website, www.tillcap.com.

QUESTIONS AND ANSWERS

Why am I being provided proxy materials?

Our Board has made proxy materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you because our Board is soliciting your proxy to vote at the Annual Meeting. The proxy materials include this proxy statement, the proxy card or voting instruction form, and Till’s Annual Report on Form 10-K as of and for the year ended December 31, 2017 (the “Annual Report”). You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of printed proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are making the proxy materials available to holders of Till Shares (the “Shareholders”) electronically on the Internet. Shareholders will be able to access the proxy materials on the Internet at www.investorvote.com or request printed copies of the proxy materials. Instructions on how to access the proxy materials on the Internet or request a printed copy are found in the Notice. We believe that electronic process will expedite your receipt of the proxy materials and reduce the cost and environmental impact of the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Shareholders as of the close of business on June 6, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting. As of June 6, 2018, there were 3,290,884 Till Shares outstanding and entitled to vote. On each matter to be voted on, Shareholders will be entitled to one vote for each Till Share held as of the Record Date.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you are a Shareholder as of the Record Date or if you are the legal proxy holder or qualified representative of a Shareholder. If you hold your shares through a broker, bank, or other nominee, you will be required to show the notice or voting instructions form you received from your broker, bank, or other nominee, or a copy of a statement (such as a brokerage statement) from your broker, bank, or other nominee evidencing your share ownership as of the Record Date to be admitted to the Annual Meeting. All attendees must bring a government-issued photo identification to gain admission to the Annual Meeting. Please note that recording devices, photographic equipment, large bags, and packages will not be permitted in the meeting room.

What am I voting on and how does the Board recommend that I vote my shares?

	Board Recommendation	Required Votes
Proposal 1: to elect six members of our Board for a one-year term to expire at the 2019 Annual General Meeting of Shareholders (the “2019 Annual Meeting”).	FOR the election of the six director nominees for a one-year term to expire at the 2019 Annual Meeting.

Each of the six nominees for director will be elected on the affirmative vote of the majority of votes cast with respect to the director’s election. That means the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee.

Proposal 2: to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the calendar year 2018.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the calendar year 2018.	The ratification of the selection by our Audit Committee of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the calendar year 2018 requires the affirmative vote of the majority of votes cast on the proposal. That means the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal.

Proposal 3: to approve Till’s Stock Option Plan.	FOR the approval of Till’s Stock Option Plan.	The approval of Till’s Stock Option Plan requires the affirmative vote of the majority of votes cast on the proposal. That means the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal.

With respect to any other matter that properly comes before the Annual Meeting, the proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion. As of the date of this proxy statement, our Board had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

How do I vote?

Shareholder of Record: Shares Registered in Your Name. If on the Record Date you were a “shareholder of record” of Till Shares (that is, if you held Till Shares in your own name in the stock records maintained by our registrar and transfer agent, Computershare Investor Services Inc. (“Computershare”)), you may vote in person at the Annual Meeting, or you may vote by proxy using the proxy card. You may also vote over the Internet at www.investorvote.com or vote by telephone at 866-734-8683 (toll free in North America). Please see the proxy card for voting instructions.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Nominee. If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received an instruction card and voting instructions with these proxy materials from that organization rather than from Till. To vote, complete and mail the instruction card received from your broker, bank, or other nominee to ensure that your vote is counted. Alternatively, you may vote by telephone or via the Internet as instructed by your broker, bank, or other nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other nominee. Follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form.

What happens if I do not give specific voting instructions?

Shareholders of Record: Shares Registered in your Name. If you are a Shareholder of record and you indicate when voting via the Internet or by telephone that you wish to vote as recommended by our Board, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holder will vote your Till Shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holder determines in his/her discretion on any other matters properly presented at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Nominee. If you are a beneficial owner of Till Shares and do not provide the nominee that holds your Till Shares with specific voting instructions, the nominee may generally vote on routine matters but cannot vote on non-routine matters. If your nominee does not receive instructions from you on how to vote your Till Shares on a non-routine matter, it will not have authority to vote your Till Shares on that matter. That result is generally referred to as a “broker non-vote.” Proposal 2 (ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2018 calendar year) is a proposal we believe is routine, and Proposal 1 (election of directors) and Proposal 3 (approval of Till’s Stock Option Plan) are also proposals that we believe are non-routine. When our inspector of election tabulates the votes for any particular proposal, broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be treated as votes cast for or against the proposal.

How are abstentions and broker non-votes treated?

For the purpose of determining whether Shareholders have approved a proposal, abstentions and broker non-votes will not be treated as votes cast for or against the proposal and will therefore have no effect on the outcome of that proposal.

What constitutes a quorum at the Annual Meeting?

Two or more Shareholders present in person or by proxy representing in excess of five percent of the total of all outstanding Till Shares constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted toward the establishment of a quorum.

How can I change my votes or revoke my proxy after I have voted?

For Shareholders of record, any time after you have submitted a proxy card and before the proxy card is exercised, you may revoke or change your vote in one of three ways:

•	signing and dating a written notice of revocation and delivering it to Till’s registrar and transfer agent, Computershare, by fax within North America at 866-249-7775 or outside North America at 416-263-9524, or by mail to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department;

•	delivering a later-dated proxy (either in writing, by telephone, or via the Internet); or

•	attending the Annual Meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

For beneficial owners, you will need to revoke or resubmit your voting instructions through your broker or nominee and in accordance with its procedures.

Is my vote confidential?

Till will handle proxy instructions, ballots, and voting tabulations that identify an individual Shareholder in a manner that protects your voting privacy. Your vote will not be disclosed within or outside Till, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Who is paying the cost of this proxy solicitation?

Till will bear the costs of solicitation of proxies for the Annual Meeting. Till may reimburse persons representing beneficial owners of common stock for their costs of forwarding any solicitation materials to such beneficial owners. Proxies may be solicited in person or by mail, telephone, or electronic transmission on Till’s behalf by our directors, officers, or employees. However, Till does not reimburse or pay additional compensation to our own directors, officers, or other employees for soliciting proxies.

PROPOSAL 1:
ELECTION OF DIRECTORS

Director Nominees

At the Annual Meeting, Till Shareholders will elect six directors to hold office until the 2019 Annual Meeting or until their successors are elected and appointed or until their earlier death, incapacity, resignation, or removal. Each director has served continuously since the date of his or her appointment. All nominees have consented to being named in this proxy statement and to serve if elected. If any nominee should be unable or unwilling to stand for election as a director, it is intended that the Till Shares represented by proxies will be voted for the election of a substitute nominated by the Board.

The following biographies describe the business experience of each director nominee. The Corporate Governance & Nominating Committee and the Board believe that each nominee has:

•	significant business experience, skills, qualifications, and demonstrated business achievements;

•	ethical principles and commitment to serve in the best interest of Till and its Shareholders; and

•	individually, and collectively, the ability to perform their respective duties and discharge the responsibilities of a director with competence, professionalism, and expertise.

Alan S. Danson, Chairman of the Board

Age: 78	Till Board Committees: Compensation; Corporate Governance & Nominating
Director of Till Since: August 2015	Independent Director

Mr. Danson is a private investor and volunteer board member of several non-profit organizations. Mr. Danson previously worked as an attorney in a Wall Street law firm, an investment banker on Wall Street, an investment manager and investment banker in Mexico City, a partner in a venture capital firm in Denver, Colorado, and an entrepreneurial manager in Colorado. He has served on boards of directors of private companies, public companies, and a regulated entity. Mr. Danson served, for 19 years, as an independent director of Founders Funds, a Denver-based family of actively managed equity mutual funds, becoming Chairman of that board in 2008. The fund family was acquired by Bank of New York Mellon and later was rolled into its Dreyfus family of funds. Between September 1995 and December 1999, Mr. Danson was an investor in and served as a board member of OptiMark Technologies, Inc., a developer of electronic markets where he held the title of Senior Vice President and was instrumental in crafting several offering circulars and raising the company’s initial rounds of investment capital. From 1986 to 1995, Mr. Danson served as a board member and, through 1989, as President, of Integrated Medical Systems, Inc., a start-up provider of health care information and marketing services. The company was sold to Eli Lilly & Co. in December 1995. Between 1983 and 1986, Mr. Danson was a general partner of The Centennial Funds, the largest venture capital management company in the Rocky Mountain region and was active on both the fundraising and investment sides of the business. From 1972 to 1982, Mr. Danson lived and worked in Mexico, where he was a founding partner of a start-up brokerage and investment firm, Acciones y Valores de Mexico (“Accival”). He helped Accival capture and manage pension funds from Mexican subsidiaries of US companies, and also helped a variety of Mexico-based companies with their public offerings in Mexico. Accival was ultimately acquired by CitiGroup. Between 1966 and 1972, Mr. Danson worked as an investment banker on Wall Street, first for Bear, Stearns & Co. and subsequently for Wertheim & Co. He began his career as an attorney with the Wall Street law firm Winthrop Stimson Putnam & Roberts. Mr. Danson brings to the board of directors executive management and leadership skills, as well as in-depth knowledge of capital markets and financial analysis.

William A. Lupien, Director

Age: 76	Till Board Committees: None
Director of Till Since: June 2015	Chief Investment Officer of Till

Mr. Lupien has served as Chief Investment Officer of Till and Till Management Company, a wholly-owned subsidiary of Till, since April 2014. Mr. Lupien has been an innovator in the public financial markets for over 50 years. Mr. Lupien began his career at the California-based brokerage firm of Mitchum, Jones, & Templeton, Inc., a member of the New York Stock Exchange, in 1965, where he ultimately became President (1974-1980), and served as Chairman and Chief Executive Officer from 1988 to 1995. From 1980 to 1985, Mr. Lupien was also a general partner in Trading Company of the West. In 1983, as CEO and Chairman of Instinet Corporation, he successfully expanded the market reach of the world’s first electronic stock trading system. As Chairman and CEO of OptiMark Technologies Inc., he coinvented OptiMark’s patented trading system, designed for stock markets around the world. From 2005 to 2014, Mr. Lupien served as the investment manager of Kudu Partners LP. Mr. Lupien previously served on the Securities and Exchange Commission’s Advisory Committee dedicated to the development of a national market system and also served as a Governor of the Pacific Stock Exchange. He has also served as Chairman of Instinet (1983-1989), Mitchum, Jones, & Templeton (1989-1996), and OptiMark US Equities Inc. (1996-2001). Mr. Lupien’s board experience also includes serving as a Director of Energy Metals Corp., Gold One International Ltd., Midway Gold Corp., National Health Enterprises, Uranium One Inc., and Silver Predator Corp. (TSXV: SPD), a junior mining exploration company and controlled publicly-held subsidiary of Till. He is the co-author, with Mr. David Nassar, of the book Market Evaluation and Analysis for Swing Trading, and is a co-author of several papers on trading technology and early-stage company evaluation. Mr. Lupien is also a co-inventor on multiple patents related to electronic securities trading. He is a graduate of San Diego State University and is the father-in-law of Till’s Chief Financial Officer, Brian Lupien. Mr. Lupien brings to the board of directors significant experience in the areas of leadership, business development, and investment strategy.

Wayne Kauth, Director

Age: 84	Till Board Committees: Audit; Corporate Governance & Nominating
Director of Till Since: December 2013	Independent Director

Mr. Kauth is a consultant on various insurance matters and has served on the board of Kemper Corporation, a New York Stock Exchange listed property and casualty and life and health insurer. Mr. Kauth is also a director of Omega Insurance Holding Inc., Omega General Insurance Company, and Resource Re Ltd., wholly-owned subsidiaries of Till. Mr. Kauth is a retired partner with Ernst & Young LLP (“E&Y”), a multinational professional service firm where he practiced for 34 years and was the National Director of E&Y’s insurance practice in the U.S. He is currently an Accreditation Review Team Member for the National Association of Insurance Commissioners (“NAIC”). Mr. Kauth has previously served on a variety of insurance industry committees and task forces for the American Institute of Certified Public Accountants, the Illinois Society of CPAs, and the NAIC. Mr. Kauth is a Certified Public Accountant, a Certified Property and Casualty Underwriter, a Certified Life Underwriter, and a Fellow in the Life Management Institute. He holds both a BA and MBA from the University of Wisconsin. Mr. Kauth brings to the board of directors extensive, in-depth knowledge of the insurance industry, significant experience in financial statement preparation, financial reporting and analysis, governance, and risk management.

John T. (“Terry”) Rickard, Director

Age: 70	Till Board Committees: None
Director of Till Since: July 2015	Chief Executive Officer of Till

Dr. Rickard has served as Chief Executive Officer of Till since August 2016 and Interim Chief Executive Officer of Till from January 2016 to August 2016. Dr. Rickard has over 40 years of experience in advanced technology and financial organizations, all of it in management, oversight, and technology development positions. He is a Director of Till and also serves as the Director of Quantitative Research for Till Management Company, a wholly-owned subsidiary of Till, where he is responsible for designing computationally intelligent systems for automated trading and investment due diligence. Dr. Rickard previously served as a director of Omega Insurance Holding Inc. and currently serves as a director of Resource Re Ltd., wholly-owned subsidiaries of Till. He is also the Chief Executive Officer and a Director of Silver Predator Corp. (TSXV: SPD), a junior mining exploration company and controlled publicly-held subsidiary of Till. He has also served as an executive and a director at several private companies. Dr. Rickard’s prior experience includes serving as President of MJT, Inc., a brokerage firm, and as President and, later, Chief Scientific Officer and a Director of OptiMark Technologies, Inc. Dr. Rickard coinvented the OptiMark transaction matching system and was instrumental in the development of that company from a startup enterprise to an operating entity on the Pacific Stock Exchange, the Nasdaq market, and the Osaka Securities Exchange, including the securing of over $350 million in investment capital from major investors in the United States and internationally. He has authored or co-authored over 70 refereed technical publications in engineering, electronic market structure, matching algorithms, and trading strategies, and has co-authored 11 issued patents. He has served as an expert witness in multiple intellectual property litigations involving financial markets. He received the Ph.D. degree in Engineering Physics from the University of California, San Diego, in 1975, after completing B.S. and M.S. degrees in Electrical Engineering at Florida Institute of Technology in 1969 and 1971, respectively. Dr. Rickard brings to the board of directors extensive executive leadership skills and an in-depth knowledge of capital markets, investments strategies, and analytical expertise.

George J. Rohlinger, Director

Age: 52	Till Board Committees: Audit; Corporate Governance & Nominating
Director of Till Since: November 2016	Independent Director

Mr. Rohlinger is Executive Vice President of Corporate Development at Apogee Physicians where he has served since 2014. Prior to Apogee, from 2013 – 2014, Mr. Rohlinger assisted in the development of a business and capital plan that ultimately resulted in the formation of Ovation Fertility, a private-equity backed company where Mr. Rohlinger is a shareholder and an advisor to the Chief Executive Officer. From 2009 – 2013, Mr. Rohlinger was Chief Business Development Officer at OptimisCorp, a healthcare services and technology company, where Mr. Rohlinger led the successful development and launch of a software service and medical practice procedural improvements that resulted in 70% profit growth over a two-year period. Mr. Rohlinger also collectively has over 15 years of investment banking experience with involvement in transactions aggregating over $25 billion in value. Mr. Rohlinger holds a B.S. degree in Mathematics/Economics from the University of California, Los Angeles and a Master in Business Administration degree from Harvard Business School. Mr. Rohlinger brings to the board of directors extensive business development and executive leadership skills.

Patricia M. Tilton, Director

Age: 61	Till Board Committees: Audit; Compensation; Corporate Governance & Nominating
Director of Till Since: November 2016	Independent Director

Ms. Tilton currently works as an independent consultant. Ms. Tilton is a Certified Public Accountant with strong professional experience in the financial industry, particularly in the insurance, mutual fund, and asset management industries. In addition to her financial expertise, she also has a strong background in operational, risk, regulatory, and governance matters. Ms. Tilton is a retired KPMG LLP Partner with over 30 years of experience in public accounting, including auditing, consulting, and forensics. Ms. Tilton retired in 2009 as a Forensics Partner and served as a Retired Partner Consultant from 2009 until 2011. Ms. Tilton currently works as an Accreditation Team Member of the National Association of Insurance Commissioners (NAIC). Ms. Tilton also serves on the Boards of Directors of Thrivent Federal Credit Union, Silver Predator Corp., and Till’s wholly-owned subsidiaries Omega Insurance Holdings Inc., Omega General Insurance Company, and Resource Re Ltd. Ms. Tilton also served on the Board of Directors of Coffee House Press, Inc. Ms. Tilton holds a B.S. in Accounting from Siena College and brings to the board of directors in-depth knowledge of the insurance and other financial services industries, extensive knowledge of financial statement presentation and financial reporting and analysis, governance, strategy, and operational matters.

Required Vote

Each of the six nominees for director will be elected on the affirmative vote of the majority of votes cast with respect to the director’s election. That means the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal and will therefore have no effect on the outcome of Proposal 1.

THE BOARD RECOMMENDS YOU VOTE “FOR” ALL THE DIRECTOR NOMINEES

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Till Board is seeking Shareholder ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the calendar year ending December 31, 2018. As a result of the Audit Committee’s review, consideration, and careful deliberation, the Audit Committee has recommended the appointment of PricewaterhouseCoopers LLP as Till’s independent registered public accounting firm and as auditors of Till’s consolidated financial statements for the calendar year 2018.

In the event of a negative vote on such ratification by Till’s Shareholders, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of Till and its Shareholders.

Required Vote

The ratification of the selection by our Audit Committee of PricewaterhouseCoopers LLP as Till’s independent registered public accounting firm for the calendar year 2018 requires the affirmative vote of the majority of votes cast on the proposal. That means the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal and will therefore have no effect on the outcome of Proposal 2.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CALENDAR YEAR 2018

PROPOSAL 3:
APPROVAL OF TILL’S STOCK OPTION PLAN

Overview

Till believes that encouraging its directors, executives, employees, and consultants to become Shareholders is a means of further aligning their interests with those of its Shareholders. Equity participation is partially accomplished through Till’s Stock Option Plan. Stock options are granted to senior executives taking into consideration a number of factors, including the amount and term of options previously granted, base salary, bonuses, and Till’s operational goals and objectives. Options are generally granted to senior executives and vest on terms recommended by the Compensation Committee, subject to consideration and approval by the Board.

Till currently has a Stock Option Plan in effect, the purpose of which is to further advance the interests of Till and its Shareholders so that (a) the interests of directors, officers, employees, and consultants are aligned with the success of Till, (b) stock ownership by such persons is encouraged, and (c) compensation opportunities exist to attract, retain, and motivate such persons. The Stock Option Plan provides optionees with the opportunity through the exercise of options to acquire an ownership interest in Till. Options granted under the Stock Option Plan are nonqualified stock options.

The Stock Option Plan is administered by the Compensation Committee that determines, from time to time, the eligibility of persons recommended to participate in the Stock Option Plan, and recommends to the Board when options will be granted, the number of Till Shares subject to each option, the exercise price of each option, the expiration date of each option, and the vesting period for each option, in each case in accordance with applicable securities laws and stock exchange requirements.

It is not Till’s practice to grant stock options to existing executive officers on an annual basis, but grants of stock options, if any, will be dependent on Till’s circumstances and the contributions of the individual. Previous grants of options are taken into account when considering new grants as part of Till’s plan to achieve its objective of retaining and rewarding key personnel.

Shareholders are being asked to approve the Stock Option Plan that was initially approved by Shareholders on March 28, 2014 and formally adopted by Till on April 17, 2014. There have been no changes to the Stock Option Plan since it was adopted. The Stock Option Plan is subject to approval by the TSX Venture Exchange (“TSXV”). In accordance with the policies of the TSXV, a plan with a rolling 10% maximum must be confirmed by Shareholders at each Annual General Meeting.

As of June 6, 2018, approximately 16 Till employees and four non-employee directors were eligible for awards under the Stock Option Plan. On June 6, 2018, the last reported sale price of the Shares on the TSXV was CDN$2.00 per share.

Description of the Stock Option Plan

The following summary of the material terms of the Stock Option Plan does not purport to be complete and is qualified by the specific provisions of the Stock Option Plan, which is attached hereto as Annex A:

Eligible Optionees. Under the Stock Option Plan, Till can grant options to directors, officers, employees, and consultants of Till.

Number of Shares Reserved. The number of Till Shares that may be issued pursuant to options granted under the Stock Option Plan may not exceed 10% of the issued and outstanding Till Shares at the date of the grant of options.

Number of Shares Held by a Consultant. The maximum number of Till Shares that may be issued pursuant to options granted to a consultant under the Stock Option Plan is limited to an amount equal to 2% of the then issued and outstanding Till Shares (on a non-diluted basis) in any 12-month period.

Number of Shares Held by Persons Performing Investor Relations. The maximum number of Till Shares that may be issued pursuant to options granted to all persons in aggregate who are employed to perform investor relations activities is limited to an amount equal to 2% of the then-issued and outstanding Till Shares (on a non-diluted basis) in any 12-month period, provided that such options vest in stages over a 12-month period with no more than ¼ of the options vesting in any three-month period.

Maximum Term of Options. The term of any options granted under the Stock Option Plan is fixed by the Board and may not exceed five years from the date of grant.

Exercise Price. The exercise price of options granted under the Stock Option Plan is determined by the Board, but may not be less than the closing price of the Till Shares on the TSXV on the trading day immediately preceding the award date.

Vesting Provisions. Options granted under the Stock Option Plan are subject to the vesting provisions as determined by the Board.

Stock Appreciation Rights. Any option granted under the Stock Option Plan may include a stock appreciation right, either at the time of grant or by adding it to an existing option. A stock appreciation right that may be granted pursuant to the Stock Option Plan shall be exercisable to the extent, and only to the extent, the option with which it is included is exercisable. To the extent that a stock appreciation right included in or attached to an option granted is exercised, the option to which it is included or attached shall be deemed to have been exercised to a similar extent.

Bonuses. The Board has the right to determine and to grant options to any director or employee, together with a corresponding right to be paid, in cash, an amount equal to the exercise price of such options, subject to restrictions as determined by the Board and applicable regulations.

Termination. Any options granted pursuant to the Stock Option Plan will terminate within 90 days of the option holder ceasing to act as a director, officer, or employee of Till, unless such cessation is on account of death or if the TSXV has approved an extension. If such cessation is on account of death, the options terminate on the first anniversary of such cessation. Directors or officers who are terminated for failing to meet the qualification requirements of corporate legislation, removed by resolution of the Shareholders, or removed by order of a securities commission or a stock exchange will have their options terminated immediately. Employees or consultants who are terminated for cause or breach of contract, or by order of a securities commission or the TSXV, will have their options terminated immediately.

Transferability. The options granted are non-assignable and non-transferable.

Amendments. Any substantive amendments to the Stock Option Plan will be subject to Till first obtaining the approvals, if required, of (a) the Shareholders or disinterested Shareholders, as the case may be, of Till at a general meeting where required by the rules and policies of any stock exchange on which the Till Shares may then be listed for trading, and (b) any stock exchange on which the Till Shares may then be listed for trading.

Administration. The Stock Option Plan is administered by such director, senior officer, or employee as may be designated by the Board.

Board Discretion. The Stock Option Plan provides that the number of Till Shares subject to each option, the exercise price, the expiry time, and the extent to which such option is exercisable, including vesting schedules, and other terms and conditions relating to such options will be determined by the Board.

Federal Income Tax Consequences

The U.S. federal income tax consequences to Till and recipients of awards under the Stock Option Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Stock Option Plan. Recipients of awards under the Stock Option Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

Options granted under the Stock Option Plan are nonqualified stock options. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the Till Shares over the exercise price. The income realized by an optionee who is an employee will be subject to income and other employee withholding taxes.

The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such Till Shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any Till Shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the Till Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Till Shares have been held for more than one year at their disposition.

In general, there will be no federal income tax deduction allowed to Till upon the grant or termination of a nonqualified stock option or a sale or disposition of the Till Shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, Till will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Required Vote

The approval of the Stock Option Plan requires the affirmative vote of the majority of votes cast on the proposal. That means the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal and will therefore have no effect on the outcome of Proposal 3.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE APPROVAL OF TILL’S STOCK OPTION PLAN

CORPORATE GOVERNANCE AND RELATED MATTERS

Overview of the Board

The Board has a stewardship responsibility to supervise the management of Till, oversee the conduct of the business of Till, provide leadership and direction to management, evaluate management, set policies appropriate for the business of Till, and approve corporate strategies and goals. The day-to-day management of the business and affairs of Till is delegated by the Board to the Chief Executive Officer. The Board gives direction and guidance through the Chief Executive Officer to management and keeps management informed of its evaluation of the senior officers in achieving and complying with goals and policies established by the Board.

The Board exercises its independent supervision over management by (i) adopting policies and practices that require holding periodic meetings with the Board to obtain updates on significant corporate activities and plans, including material transactions that are subject to prior approval of the Board and (ii) periodically evaluating the performance of management personnel.

The Board meets not less than four times during each year and holds at least one meeting in each financial quarter. During 2017, the Board held 7 meetings, and each of the directors attended at least 75% of the aggregate of all meetings of the Board and the committees on which he or she served (during the periods for which he or she served on the Board and such committees). Director attendance at the Annual General Meeting held each year is not mandatory. However, historically, a majority of the directors have attended Till’s Annual General Meetings. All of the directors then in office attended our 2016 Annual General Meeting of Shareholders.

Director Independence

Till Shares are not listed on NASDAQ. However, for the purposes of determining director independence, Till has applied the definitions set forth in the NASDAQ Listing Rules that require that a majority of our Board be independent. Under the NASDAQ independence criteria, a director cannot be considered independent if he or she has one of the relationships specifically enumerated in the NASDAQ listing standards. The Board must also affirmatively determine that a director does not have a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has affirmatively determined that Messrs. Danson, Kauth, and Rohlinger and Ms. Tilton are each independent under the NASDAQ Listing Rules.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Corporate Governance & Nominating Committee. All of the committee charters are available from the corporate governance section of our website at www.tillcap.com under the heading “Corporate - Governance.”

Current committee memberships are as follows:

Audit Committee	Compensation Committee	Corporate Governance & Nominating Committee
Wayne Kauth*	Alan S. Danson*	Alan S. Danson*
Patricia Tilton	Patricia Tilton	Wayne Kauth
George Rohlinger		Patricia Tilton
George Rohlinger

*       Committee Chairperson

Audit Committee

The Audit Committee met four times during 2017.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Till’s Board has affirmatively determined that all members of the Audit Committee are independent directors, as defined by NASDAQ Listing Rule 5605. Till’s Board has also affirmatively determined that all members of the Audit Committee meet the enhanced independence standards prescribed by NASDAQ Listing Rule 5605(c)(2)(A) and Exchange Act Rule 10A-3(b)(1) and that all members of the Audit Committee are “audit committee financial experts” (as defined in Item 407(d)(5) of Regulation S-K) and meet the financial sophistication requirement in NASDAQ Listing Rule 5605(c)(2)(A).

As described in Till’s Audit Committee charter, the Audit Committee has oversight responsibilities for, among other things, assessing the integrity of Till’s financial statements, Till’s compliance with legal and regulatory requirements, understanding Till’s accounting and financial reporting process, and the assessment of the independent auditors’ qualifications, independence, and performance of the financial statement audits. The Audit Committee meets at least quarterly, but more frequently if required.

Compensation Committee

The Compensation Committee met once during 2017.

Till’s Board has affirmatively determined that all members of the Compensation Committee are independent directors, as defined by NASDAQ Listing Rule 5605. Till’s Board has also affirmatively determined that all members of the Compensation Committee meet the enhanced independence standards prescribed by NASDAQ Listing Rule 5605(d)(2)(A) and Exchange Act Rule 10C-1(b)(1). All members of the Compensation Committee also qualify as non-employee directors under Exchange Act Rule 16b-3 and as outside directors under Section 162(m) of the Internal Revenue Code of 1986, as amended.

As described in the Compensation Committee charter, the Compensation Committee is responsible for overseeing Till’s human resource strategy, policies, and programs, including management succession and development, the compensation for Till’s Chief Executive Officer and other senior officers, including its subsidiaries, approval of any and all employment contracts, director compensation, and such other matters as may be required for determining our compensation programs for executive officers and directors. In evaluating the level of executive officer and director compensation, the Compensation Committee takes into consideration recommendations from senior management. The Compensation Committee has sole authority to engage and compensate a compensation consultant and determine its independence from management. Any such compensation consultant would be accountable and report directly to the Compensation Committee. See the sections entitled “Executive Compensation” and “2017 Director Compensation” for additional information.

Corporate Governance & Nominating Committee

The Corporate Governance & Nominating Committee met once during 2017.

Our Board has affirmatively determined that all members of the Governance Committee are independent directors, as defined by NASDAQ Listing Rule 5605.

As described in its charter, the Corporate Governance & Nominating Committee, among other things, identifies and recommends qualified individuals as members of the Board and of its committees, reviews and sets out recommendations for non-stock-based remuneration to the directors, and monitors and reviews Till’s corporate governance practices and policies and makes recommendations for changes when appropriate.

Nomination of Directors

The Corporate Governance & Nominating Committee reviews the composition of the Board and considers the skills, qualifications, experiences of existing directors, the strategic direction of Till, and the competencies and skills necessary for the Board. In particular, when recommending nominees for election or re-election as directors, the Corporate Governance & Nominating Committee assesses, among other factors, personal qualities, characteristics, skills, experience, accomplishments, and reputation in the business community, knowledge, and contacts in the countries and/or communities in which we do business and in our industry sectors, and other relevant industries, and ability and willingness to commit adequate time and resources to Board and committee matters. The Board has not established specific minimum qualifications for nominees, other than those established by NASDAQ or the SEC in connection with service on a specific committee of the Board. After those considerations and after conducting appropriate due diligence, the Corporate Governance & Nominating Committee will make recommendations to the Board with respect to candidates for directors. The Board regularly evaluates the size of the Board and persons as nominees for the position of director.

The Corporate Governance & Nominating Committee will consider director candidates recommended by Shareholders in the same manner in which it evaluates candidates it identified, if such recommendations are properly submitted to Till. Shareholders wishing to recommend nominees for election to the Board should submit their recommendations, in writing, to our Corporate Secretary. See the section entitled “Shareholder Proposals and Director Nominations for 2019 Annual Meeting” for additional information.

Board Leadership Structure

As a general policy, our Board believes that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of the Board as a whole. Mr. Danson, an independent director, serves as our Chairman of the Board but is not an officer of Till. Mr. Rickard serves as Till’s Chief Executive Officer. We expect and intend that the positions of Chairman of the Board and Chief Executive Officer to be held by two individuals in the future as well.

The Board’s Role in Risk Management

One of the key functions of Till’s Board is to have informed oversight of our risk management process. The Board does not have a standing risk management committee, but administers that oversight function directly through the Board as a whole, as well as through its various standing Board committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control those exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Corporate Governance & Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper conduct. Our Compensation Committee assesses and monitors whether our compensation policies and programs have the potential to encourage excessive risk-taking.

Ethical Business Conduct

The Board encourages and promotes a culture of ethical business conduct through communication and supervision as part of its overall stewardship responsibility. The Board has adopted a Corporate Conduct and Code of Ethics Policy (“Code”) to be followed by directors, officers, and employees of Till and its subsidiaries. The Code is also to be followed by Till’s agents, representatives, and consultants. The Board intends that it will review compliance with the Code on an annual basis until Till has grown to a size that warrants more frequent monitoring. The Code is available from the corporate governance section of our website at www.tillcap.com under the heading “Corporate - Governance.”

The Board encourages and promotes an overall culture of ethical business conduct by promoting compliance with applicable laws, rules, and regulations, providing guidance to directors, officers, and employees to assist them in recognizing and dealing with ethical issues, promoting a culture of open communication, honesty, and accountability, promoting a safe work environment, and ensuring awareness of disciplinary action for violations of ethical business conduct. In addition, the Board, through its meetings and other informal discussions with management, encourages a culture of ethical business conduct and believes Till’s management team promotes a culture of ethical business conduct throughout Till’s operations, including the understanding and monitoring of the activities of Till’s employees, consultants, and agents.

It is a requirement of applicable corporate law that directors and senior officers who have an interest in a transaction or agreement with Till promptly disclose that interest at any meeting of the Board at which the transaction or agreement is discussed and, in the case of directors, abstain from discussions and voting in respect to same if the interest is material. Those requirements are also contained in Till’s bye-laws that are made available to directors and senior officers of Till.

Unless otherwise previously approved by Till’s Corporate Governance & Nominating Committee, no director, officer, or employee of Till or its subsidiaries, or, to the extent practicable, any other person (or their associates) in a special relationship (within the meaning of applicable securities laws) with Till, may, at any time, purchase financial instruments, including prepaid variable forward contracts, instruments for the short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds that are based on fluctuations of Till’s debt or equity instruments and that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any Till securities.

Board Diversity

Till seeks to recruit Board candidates who represent both gender diversity and global business understanding and experience. Till does not, however, support fixed percentages or quotas for any selection criteria, as the overall composition of the Board is based on numerous factors and it is ultimately the skills, experience, character, and behavioral qualities that are the most important in determining the value that an individual could bring to the Board. In addition, the Board is responsible for the approval of all executive officer appointments and works closely with management to identify the most qualified candidates. Till believes in the value of gender diversification on both the Board and in senior management and will review potential nominees for election as directors and candidates for senior management positions to ensure that women candidates are being fairly considered against other candidates.

Board and Committee Self-Assessment

The Board annually reviews its own performance and effectiveness as well as the effectiveness and performance of its committees. Effectiveness is subjectively measured by assessing actual corporate results with stated objectives. The contributions of individual directors are also informally assessed by other Board members.

The Board also monitors the adequacy of information given to directors, communication between the Board and management, and the execution of Till’s strategic direction and processes by management. Formal and informal feedback is provided, at a minimum, to Till’s Chief Executive Officer and Chief Financial Officer, by the Board or a Board representative.

The Board believes that its corporate governance practices are appropriate and effective for Till, given its size and operations. Till’s corporate governance practices allow Till to operate efficiently, with checks and balances that control and monitor management and corporate functions without excessive administration burden.

Orientation and Continuing Education

The Board’s practice is to recruit, as members of the Board, persons with extensive experience in the reinsurance and related or similar businesses and/or in public company matters. Prospective new board members are provided a reasonably detailed level of background information, both verbally and in written format, on Till’s affairs and plans prior to obtaining their consent to act as a director.

The Board makes available training courses to the directors, as needed, to assist the Board in executing their duties, including compliance with regulatory, legislative, and business requirements.

Communications with Our Board

We encourage any Shareholder who desires to communicate with our Board about their views and concerns, and to do so by writing our Corporate Secretary at the address set forth on page 1 of this proxy statement.

In general, any Shareholder communication about bona fide issues concerning Till delivered to our Corporate Secretary for forwarding to our Board or specified member or members will be forwarded in accordance with the Shareholder’s instructions.

EXECUTIVE OFFICERS

The following biographies describe the business experience of each of Till’s executive officers, except for Mr. Rickard, Chief Executive Officer, and Mr. William A. Lupien, Chief Investment Officer, whose biographies are presented in the section entitled “Proposal 1: Election of Directors.”

Brian P. Lupien, Chief Financial Officer

Mr. Lupien, 45, has been serving as Till’s Chief Financial Officer since March 2016. From April 2014 to March 2016, Mr. Lupien served as Treasurer of Till. From 2000 to April 2014, Mr. Lupien managed a private investment fund. A Certified Public Accountant, Mr. Lupien has experience in accounting and reporting responsibilities for a private investment fund, and has worked as an audit manager for a variety of clients across multiple industries. Mr. Lupien is a director of Omega Insurance Holding Inc. and Omega General Insurance Company, wholly-owned subsidiaries of Till. A graduate of the University of California at Davis, Mr. Lupien earned his Bachelor of Science degree in 1995 majoring in Managerial Economics and gained his Certified Public Accountant designation in 2000. Brian Lupien is the son-in-law of Till’s Chief Investment Officer and director, William Lupien.

Weiying (“Mary”) Zhu, Treasurer and Controller

Ms. Zhu, 46, has been serving as Till’s Treasurer since March 2016 and as Controller of Till since April 2015. Ms. Zhu is a Certified Public Accountant (CPA) (since 1996) and Certified Treasury Professional (CTP) (since 2003) with over 20 years of experience in accounting and finance. Prior to joining Till, Ms. Zhu served in various accounting and finance positions at Hecla Mining Company (1996 – 2015), a $1 billion market cap NYSE-listed precious metals mining company, of which 10 years was as Treasury Manager. Ms. Zhu holds a Master’s Accounting degree and a Bachelor’s International Finance degree.

EXECUTIVE COMPENSATION

Overview

Till’s compensation policies and programs are designed to be competitive with similar companies and to recognize and reward executive performance consistent with the success of Till’s business. Those policies and programs are intended to attract and retain capable and experienced people while complying with regulatory requirements. The Compensation Committee’s role and philosophy is to ensure that Till’s compensation goals and objectives, as applied to the actual compensation paid to Till’s executive officers, are aligned with Till’s overall business objectives and with shareholder interests.

In addition to industry comparables, the Compensation Committee considers a variety of factors when considering both compensation policies and programs and individual compensation levels. Those factors include the long-range interests of Till and its Shareholders, the implications of the risks associated with Till’s compensation policies and practices in light of the financial performance of Till, the overall financial and operating performance of Till, and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives.

One of the functions of the Compensation Committee is to assist the Board in fulfilling its responsibilities related to the compensation practices of Till’s executive officers. The Compensation Committee reviews the compensation levels, and any related recommendations for change or adjustment, of Till’s executive officers, and regularly reports to the Board regarding same. The Compensation Committee also reviews the objectives of the stock option and other stock-based compensation plans, and recommends to the Board compensation packages that consist of salaries, bonus considerations, Till’s Stock Option Plan, and option-based compensation, and considers any other matters that, in the Compensation Committee’s judgment, should be taken into account in reaching the recommendation to be made to the Board. No compensation consultant or advisor was retained in 2017.

Although the Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of Till, the Compensation Committee provides assistance and recommendations to the Board with respect to compensation matters. The Compensation Committee recommends the type and amount of compensation for our named executive officers (“NEOs”), subject to consideration and adoption by the Board. The Board also reviews the compensation of Till’s senior executives.

Philosophy and Objectives

The compensation program for Till’s senior management is designed so that the level and form of compensation achieves certain objectives, including:

•	attracting and retaining talented, qualified, and effective executives;

•	motivating the short and long-term performance of those executives; and

•	better aligning their interests with those of Till’s Shareholders.

In compensating its senior management, Till has employed a combination of base salary, bonuses, and equity participation through its Stock Option Plan.

Elements of the Compensation Program

The principal elements of compensation awarded to the NEOs are a cash salary and stock options. Till does not have a long-term incentive plan for its NEOs. The allocation between cash and noncash elements of Till’s compensation program is determined at the discretion of the Board. Annually, the Compensation Committee reviews the total compensation package of each of Till’s executives on an individual basis, against the backdrop of the compensation goals and objectives described herein, and makes recommendations to the Board concerning the individual components of the compensation awarded to the NEOs.

As a general rule, Till seeks to align its NEOs compensation with industry trends and companies that are similar in size and complexity.

Named Executive Officers

For the calendar year 2017, Till’s NEOs were:

John T. Rickard	Chief Executive Officer
William A. Lupien	Chief Investment Officer
Brian P. Lupien	Chief Financial Officer
Mary Zhu	Treasurer and Controller

Summary Compensation Table

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)	Non-Equity Incentive Plan Compensation (US$)	Non-Qualified Deferred Compensation earnings (US$)	All Other Compensation (US$)	Total (US$)
John T. Rickard Chief Executive Officer	2017 2016	180,000 180,000	15,000 —	— —	— —	— —	— —	— —	195,000 180,000
William A. Lupien Chief Investment Officer	2017 2016	195,000 195,000	144,000 —	— —	— —	— —	— —	— —	339,000 195,000
Brian P. Lupien Chief Financial Officer	2017 2016	130,000 130,000	15,000 5,000	— —	— 6,867	— —	— —	— —	145,000 141,867
Mary Zhu Treasurer and Controller	2017 2016	130,000 130,000	7,000 5,000	— —	— 5,723	— —	— —	— —	137,000 140,723

Outstanding Equity Awards at Calendar Year-End

The following table provides a summary of equity awards outstanding at December 31, 2017 for each of our NEOs.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price (1)	Option Expiration Date
John T. Rickard	27,500	—	—	CDN$10.00 (US$7.97)	August 22, 2019
William A. Lupien	33,000	—	—	CDN$10.00 (US$7.97)	August 22, 2019
Brian P. Lupien	4,000	—	—	CDN$10.00 (US$7.97)	August 22, 2019
	3,000	3,000 (2)	—	CDN$7.00 (US$5.58)	December 1, 2021
Mary Zhu	5,000	—	—	CDN$7.00 (US$5.58)	May 13, 2020
	2,500	2,500 (3)	—	CDN$7.00 (US$5.58)	December 1, 2021
(1)	Exchange rate to US dollars based on December 31, 2017 rate of US$1 = CDN$1.2545.

(2)	1,500 options vest on each of June 1, 2018 and December 1, 2018.

(3)	1,250 options vest on each of June 1, 2018 and December 1, 2018.

Equity Compensation Plan Information

The following table provides information as of December 31, 2017 with respect to compensation plans under which equity securities are authorized for issuance.

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted-Average Exercise Price Per Share of outstanding Options, Warrants and Rights (1)	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A)
Equity compensation plans approved by Shareholders	117,500	CDN$9.55 (US$7.61)	211,588
Equity compensation plans not approved by Shareholders	179,500	CDN$9.92 (US$7.91)	—
Total	297,000	CDN$9.77 (US$7.79)	211,588

(1)	Exchange rate to US dollars based on December 31, 2017 rate of US$1 = CDN$1.2545.

2017 DIRECTOR COMPENSATION

Director Compensation Plan

Directors are compensated through the grant of stock options and the payment of director fees. From July 2015 through May 2016, all director fees were suspended. Following the reinstatement of director fees for independent directors in May 2016, our Board compensation program policy provides that:

•	Independent directors receive US$2,000 per quarter.

•	The Chairperson of the Audit Committee receives an additional US$500 per quarter.

•	The Chairman of the Board receives an additional US$4,000 per annum.

There were no stock options granted to directors in 2017. The grants of options are considered on the director appointment and annually thereafter.

Director Compensation

The table below provides information on the compensation of our non-management directors for the year ended December 31, 2017. As required by applicable SEC rules, the disclosure in this section covers all persons who at any time served as a director during 2017.

Name (a)	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)	Option Awards (US$)	Non-Equity Incentive Plan Compensation (US$)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)	Total (US$)
Alan S. Danson	12,000	—	—	—	—	—	12,000
Wayne Kauth	12,000	—	—	—	—	—	12,000
Roger M. Loeb (1)	7,391	—	—	—	—	—	7,391
George J. Rohlinger	8,000	—	—	—	—	—	8,000
Patricia M. Tilton	10,000	—	—	—	—	—	10,000
(1)	Roger M. Loeb resigned from the Board effective December 4, 2017.

AUDIT RELATED MATTERS

Audit Committee Report

The Audit Committee, comprised of independent directors, is responsible for monitoring and overseeing Till Capital Ltd.’s (“Till”) financial reporting process on behalf of the Board. The functions of the Audit Committee are described in greater detail in the Audit Committee charter, which may be found on Till’s website at www.tillcap.com under the heading “Corporate - Governance.”

In performing its functions, the Audit Committee:

•	reviewed and discussed the audited financial statements included in Till’s Annual Report on Form 10-K for the year ended December 31, 2017 with management;

•	discussed with Grant Thornton LLP, Till’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), as may be modified or supplemented; and

•	received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.

In reliance on the reviews and the discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

Audit Committee

Wayne Kauth, Chairperson
George Rohlinger
Patricia Tilton

Change of Independent Public Accountants

Year 2015

On December 22, 2015, KPMG Audit Limited (“KPMG”) resigned as Till’s independent registered public accounting firm. Effective December 23, 2015, Till engaged Grant Thornton LLP, Toronto, Ontario, Canada, (“GT Canada”) to serve as Till’s independent registered public accounting firm for the year ended December 31, 2015.

The report of KPMG on Till’s consolidated financial statements as of and for the year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2014 and through December 22, 2015, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between Till and KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report for such fiscal year; and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the year ended December 31, 2014 and through December 22, 2015, neither Till nor anyone acting on its behalf has consulted with GT Canada with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be issued on Till’s consolidated financial statements, and neither a written report nor oral advice was provided to Till that GT Canada concluded was an important factor considered by Till in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or reportable event.

Year 2016

On December 28, 2016, Till engaged Grant Thornton LLP, Hartford, Connecticut, USA (“GT U.S.”), to serve as Till’s independent registered public accounting firm for the year ended December 31, 2016. Contemporaneous with the determination to appoint GT U.S., Till dismissed GT Canada from the role.

The report of GT Canada on Till’s consolidated financial statements as of and for the year ended December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the year ended December 31, 2015 and through December 28, 2016, there were (i) no disagreements between Till and GT Canada on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which, if not resolved to the satisfaction of GT Canada, would have caused GT Canada to make reference to the subject matter of the disagreements in connection with its report for the year ended December 31, 2015, and (ii) no reportable events.

During the year ended December 31, 2015 and through December 28, 2016, neither Till nor anyone acting on its behalf has consulted with GT U.S. with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be issued on Till’s consolidated financial statements, and neither a written report nor oral advice was provided to Till that GT U.S. concluded was an important factor considered by Till in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or reportable event.

Year 2018

On June 5, 2018, Till selected PricewaterhouseCoopers LLP, Vancouver, British Columbia, Canada (“PwC”) to serve as Till’s independent registered public accounting firm for the year ending December 31, 2018. Contemporaneous with the determination to appoint PwC, Till replaced GT U.S. in that role.

The reports of GT U.S. on Till’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were either qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2016 and 2017 and through June 5, 2018, there were (i) no disagreements between Till and GT U.S. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which, if not resolved to the satisfaction of GT U.S., would have caused GT U.S. to make reference to the subject matter of the disagreements in connection with its reports for the years ended December 31, 2017 and 2016, and (ii) no reportable events.

During the years ended December 31, 2016 and 2017 and through June 5, 2018, neither Till nor anyone acting on its behalf has consulted with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be issued on Till’s consolidated financial statements, and neither a written report nor oral advice was provided to Till that PwC concluded was an important factor considered by Till in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or reportable event.

Audit and Audit-Related Fees

The following fees were paid to GT U.S. for 2017 and 2016, respectively:

		2017		2016
Audit fees (1)	US$	339,780	US$	322,862
Audit-related fees		—		—
Tax fees		—		—
All other fees		—		—
Total	US$	339,780	US$	322,862

(1)	Audit fees are for services provided by the principal accountant for the audit of Till’s annual financial statements and services provided in connection with our regulatory filings.

Our Audit Committee pre-approves all audit, audit-related, tax, and other services and associated fees performed by our independent registered public accountants prior to the engagement of the independent registered public accountants with respect to such services. All of the audit fees disclosed above were pre-approved by our Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of Till Shares outstanding as of June 6, 2018 by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of outstanding Till Shares;

•	each of our directors;

•	each of our NEOs; and

•	all of our directors and executive officers as a group.

The percentage ownership information shown in the table is based on 3,290,884 Till Shares outstanding as of June 6, 2018. Information with respect to beneficial ownership has been furnished by each director, officer, or beneficial owner of more than 5% of outstanding Till Shares. We have determined beneficial ownership in accordance with the rules of the SEC. Those rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, those rules require inclusion of Till Shares issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before August 5, 2018, which is 60 days after June 6, 2018. Those Till Shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Based on the information provided to us, we believe that the persons named in the table below have sole voting and investment power with respect to all Till Shares shown as beneficially owned by them. In addition, none of the Till Shares are pledged as security by the persons named in the table below.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Till Capital Ltd., 13403 N. Government Way, Suite 212, Hayden, Idaho 83835.

Name	Till Shares Owned as of June 6, 2018	Till Shares Holder has a Right to Acquire by August 5, 2018	Total Till Shares Beneficially Owned	Percentage of Till Shares Beneficially Owned
Alan S. Danson (1)	213,000	—	213,000	6.5%
Wayne Kauth	133,479	—	133,479	4.1%
William A. Lupien (2)	84,815	33,000	117,815	3.6%
John T. Rickard (3)	268,666	27,500	296,166	9.0%
George J. Rohlinger	—	—	—	—
Patricia M. Tilton	110,655	—	110,655	3.4%
Brian P. Lupien	17,844	8,500	26,344	*
Mary Zhu	—	8,750	8,750	*
All directors and executive officers as a group (8 Persons)	828,459	77,750	906,209	27.5%

*	Represents less than 1%.

(1)	Includes 213,000 Till Shares held by Danson Family Partnership LLLP. Mr. Danson in the general partner and has sole investment and voting power with respect to the shares held in that partnership.

(2)	Includes (i) 29,500 Till Shares held by Grant Davis Lupien Trust and (ii) 29,500 Till Shares held by Troy James Lupien Trust. Mr. Lupien is a Settlor of those trusts and has sole voting and investment power with respect to the shares held in those trusts.

(3)	Includes (i) 25,256 Till Shares held by Jessica Lynn Mullins Family Trust, (ii) 24,043 Till Shares held by John Tyler Rickard Family Trust, and (iii) 25,456 Till Shares held by Marissa Lois Mullins Family Trust. Dr. Rickard has sole voting and investment power with respect to the shares held in those trusts.

Normal Course Issuer Bid

On April 5, 2018, Till announced that it had initiated a new normal course issuer bid (“NCIB”). Under that NCIB, Till has approval to bid for up to 246,240 Till Shares, representing 10% of the 2,462,425 Till Shares forming Till's public float. Purchased Till Shares will be returned to treasury and canceled. Till's Board of Directors believes that the current and recent market prices for Till's common shares do not give full effect to their underlying value and that, accordingly, the purchase of Till Shares under the NCIB will increase the proportionate share interest of, and be advantageous to, all remaining Shareholders. Till also believes the NCIB purchases will provide increased liquidity to current Shareholders who would like to sell their shares. Purchases subject to the NCIB will be carried out pursuant to open market transactions through the facilities of the TSXV by Canaccord Genuity on behalf of Till.

Shareholders may obtain a copy of the Notice of Intention to Make a Normal Course Issuer Bid without charge by contacting our Corporate Secretary at the address set forth on page 1 of this proxy statement or by calling 208-635-5415.

As of June 6, 2018, no purchases of Till Shares have been made under the current NCIB.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Effective January 1, 2017, Till ceased to be a “foreign private issuer,” as defined in Rule 3b-4 under the Exchange Act, and Till’s officers, directors, and persons who own 10% or more of Till Shares became subject to the requirements under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. Such persons were not subject to the reporting requirements of Section 16(a) prior to January 1, 2017. Therefore, there was no failure by any of Till’s executive officers, directors, and greater than 10% Shareholders to timely file any report required to be filed under Section 16(a) with respect to the year ended December 31, 2017 or any preceding years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2015, Till did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) US$120,000 or (ii) one percent of the average of Till’s total assets at December 31, 2016 and 2017, and in which any of Till’s directors, executive officers, or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. Till’s Audit Committee is responsible for approving related party transactions with management. Till’s Audit Committee operates under a written charter pursuant to which all related party transactions are reviewed for potential conflicts of interest. Such transactions must be approved by Till’s Audit Committee.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2019 ANNUAL MEETING

If any Shareholder would like to make a proposal at the 2019 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, Till must receive it no later than February 17, 2019 for it to be considered for inclusion in Till’s proxy statement and form of proxy relating to the 2019 Annual Meeting.

Our bye-laws provide that if any Shareholder intends to nominate a director at the 2019 Annual Meeting, Till must receive notice of such nomination not later than the close of business on the 30th day and not earlier than the opening of business on the 65th day before the date of the 2019 Annual Meeting. Provided, however, if our first public announcement of the date of the 2019 Annual Meeting is less than 50 days prior to the meeting date, any such notice must be received no later than the close of business on the 10th day following the day on which we first public announce the date of the 2019 Annual Meeting.

Till’s bye-laws provide that if any Shareholder intends to submit a proposal at the 2019 Annual Meeting without that proposal in our proxy materials (e.g., that a Shareholder desires to present that proposal directly at the 2019 Annual Meeting), Till must receive notice of such proposal no later than May 3, 2019. Provided, however, if the date of the 2019 Annual Meeting is advanced more than 30 days prior to the first anniversary date of the 2018 Annual Meeting or delayed more than 30 days after such anniversary date, then, to be timely, such notice must be received no later than the later of 70 days prior to the date of the 2019 Annual Meeting or the 10th day following the day on which we first public announce the date of the 2019 Annual Meeting.

Any proposals or nominations referred to above must be delivered to our Corporate Secretary at the address set forth on page 1 of this proxy statement.

Please refer to our bye-laws for additional information and requirements regarding Shareholder nominations or other Till Shareholder proposals. We will not consider any proposal or nomination that is not timely or does not meet the requirements of our bye-laws and the rules of the SEC for submitting a proposal or nomination. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with those and other applicable requirements or with respect to any Rule 14a-8 proposal, if Till is no longer subject to such rule prior to the 2019 Annual Meeting, as applicable.

ANNUAL REPORT

A copy of Till’s Annual Report on Form 10-K as of and for the year ended December 31, 2017 (the “Annual Report”) is being furnished to Shareholders concurrently herewith. Till will mail without charge, on written request, another copy of our Annual Report, including the consolidated financial statements and list of exhibits, and any particular exhibit specifically requested. Requests should be addressed to our Corporate Secretary at the address set forth on page 1 of this proxy statement. Our Annual Report is also available on our website, www.tillcap.com.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers, banks, and other nominee record holders may participate in the practice of “householding” shareholder materials, such as proxy statements, information statements, and annual reports. That means only one copy of the proxy materials for the Annual Meeting may have been sent to multiple Shareholders in your household. We will promptly deliver a separate copy of the proxy materials for the Annual Meeting to any Shareholder who resides at a shared address and to which a single copy of the documents was delivered if the Shareholder makes a written request to our Corporate Secretary at the address set forth on page 1 of this proxy statement or by calling 208-635-5415.

If you wish to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank, or other nominee record holder.

Shareholders can obtain a copy of the Notice of Meeting and Proxy Materials without charge by contacting our Corporate Secretary at the address set forth on page 1 of this proxy statement or by calling 208-635-5415.

OTHER MATTERS

Our Board does not intend to bring any other business before the Annual Meeting and is not aware that anyone else intends to do so. If any other business comes before the Annual Meeting, it is the intention of the persons named as proxies in the enclosed form of proxy to vote in accordance with their best judgment.

ANNEX A

TILL CAPITAL LTD.

STOCK OPTION PLAN

Adopted April 17, 2014

STOCK OPTION PLAN

ARTICLE I

Definitions and Interpretation

1.1	Definitions

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)	“Administrator” means, initially, the secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

(b)	“Affiliate” means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

(c)	“Award Date” means the date on which the Board grants and announces a particular Option;

(d)	“Board” means the Board of Directors of the Company unless the Board has appointed a Compensation Committee consisting of not less than 3 directors appointed for the purpose, inter alia, of administering the Plan, in which case “Board” means the Compensation Committee of the Board;

(e)	“Change of Control” means the acquisition by any person or by any person and a joint actor, whether directly or indirectly, of voting securities of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a joint actor, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the Board;

(f)	“Company” means Till Capital Ltd. (formerly Resource Holdings Ltd.);

(g)	“Companies Act” means the Companies Act 1981 of Bermuda, as amended;

(h)	“Consultant” means an individual or Consultant Company, other than an Employee or a Director of the Company, that:

(i)	is engaged to provide services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution; and

(ii)	spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company;

(i)	“Consultant Company” means, for an individual consultant, a company which the individual consultant is an employee or member;

(j)	“Director” means any individual holding the office of director or officer of the Company or an Affiliate of the Company;

(k)	“Employee” means:

(i)	an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)	an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work, as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)	an individual who works part-time for the Company or its subsidiary on a continuing and regular basis providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(l)	“Exchange” means the TSX Venture Exchange;

(m)	“Exchange Manual” means the Corporate Finance Manual of the Exchange;

(n)	“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder;

(o)	“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date, subject to the provisions of the Plan relating to the vesting of Options;

(p)	“Exercise Price” means the price at which an Option may be exercised as determined in accordance with paragraph 3.3;

(q)	“Expiry Date” means the date determined in accordance with paragraphs 3.4 and 3.8 and after which a particular Option cannot be exercised;

(r)	“insider” has meaning ascribed thereto in the Securities Act;

(s)	“Investor Relations Activities” has the meaning given to it in the Exchange Manual;

(t)	“Management Company Employee” means an individual employed by a Person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities.

(u)	“Option” means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

(v)	“Option Certificate” means the Notice of Grant of Stock Options, substantially in the form set out as Schedule “A” hereto, evidencing an Option;

(w)	“Option Holder” means a Director, Employee or Consultant, or a former Director, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

(x)	“Person” means any individual, firm, partnership, limited partnership, limited liability company or partnership, unlimited liability company, joint stock company, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity and pronouns have a similar extended meaning.

(y)	“Personal Representative” means:

(i)	in the case of a deceased Option Holder, the executor (or the administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so); and

(ii)	in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

(z)	“Plan” means this stock option plan dated April 17, 2014;

(aa)	“Securities Act” means the Securities Act, R.S.O. 1990, c.S.5, as amended, as at the date hereof; and

(bb)	“Share” or “Shares” means, as the case may be, one or more common shares with par value of US$0.001 in the capital of the Company.

1.2	Choice of Law

The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of Bermuda.

1.3	Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

1.4	U.S. Persons

Schedule “C”, attached hereto, sets forth the additional conditions and terms applicable to the grant of an Award to, or the exercise of an Option by, a US Person.

ARTICLE II

Purpose and Participation

2.1	Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long-term goals of the Company and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long-term investments.

2.2	Participation

The Board shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee or Consultant, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)	the remuneration paid to the Employee or Consultant as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b)	the length of time that the Employee or Consultant has been employed or engaged by the Company; and

(c)	the quality of work performed by the Employee or Consultant.

With respect to any Options granted to Employees, Consultants, or Management Company Employees, the Company and the Option Holder shall represent and confirm that that the Option Holder is a bona fide Employee, Consultant or Management Company Employee, as applicable.

2.3	Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder of the award and may provide the Option Holder with an Option Certificate representing the Option so awarded.

2.4	Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan, unless a copy has been previously provided to the Option Holder. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5	Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE III

Terms and Conditions of Options

3.1	Board to Allot Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2	Number of Shares

The maximum number of Shares issuable under the Plan shall not exceed 10% of the Shares issued and outstanding from time to time. Additionally, if at any time the Company is subject to restrictions on stock option grants prescribed by applicable securities laws or by an Exchange, the Company shall not grant Options which exceed such restrictions. Further, no Options shall be granted to any Option Holder if such grant could result, at any time, in:

(a)	the issuance to insiders of the Company of a number of Shares, at any time under the Plan, or when combined with all of the Company’s other security-based compensation arrangements, exceeding 10% of the Company’s total issued and outstanding Shares;

(b)	the issuance to any one Person, within a one-year period, of a number of Shares exceeding 5% of the issued and outstanding Shares calculated on the date an Option is granted to that individual, unless the Company has obtained the requisite approval of disinterested members pursuant to the requirements set forth in the Exchange Manual;

(c)	the issuance to any one Consultant, in any 12 month period, of a number of Shares exceeding 2% of the issued and outstanding Shares calculated on the date an Option is granted to that Consultant; and

(d)	the issuance to Persons conducting Investor Relations Activities on behalf of the Company, in any 12 month period, of an aggregate number of Shares exceeding 2% of the issued and outstanding Shares calculated on the date an Option is granted to such Persons,

If any Option is exercised or expires or otherwise terminates for any reason, the number of Shares in respect of which the Option is exercised or expired or terminated shall again be available for the purposes of the Plan.

3.3	Exercise Price

The Exercise Price shall be as determined by the Board in its sole discretion as of the Award Date and shall not be less than the greater of:

(a)	if the Company’s Shares are not listed for trading on an Exchange at the Award Date, the last price at which the Company’s Shares were issued prior to the Award Date;

(b)	if the Company’s Shares are listed for trading on an Exchange at the Award Date, the closing price of the Company’s Shares on the day immediately preceding the Award Date; and

(c)	the fair market value of the Shares on the Award Date.

3.4	Term of Option

Subject to paragraph 3.5, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the fifth anniversary of the Award Date of the Option.

Should the Expiry Date of an Option fall within a period during which designated persons cannot trade Shares of the Company pursuant to any policy of the Company respecting restrictions on trading which is in effect at that time (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company, or in respect of an insider, that insider, is subject) (the “Black Out Period”), or within nine business days following the expiration of a Black Out Period, such Expiry Date shall be automatically extended without any further act or formality to that date which is the tenth business day after the end of the Black Out Period. Such tenth business day shall be considered the Expiry Date for such Option for all purposes under the Plan. Notwithstanding the foregoing and any other provision of the Plan permitting extension of the Expiry Date, with respect to Option Holders who are subject to United States federal income taxation, the Expiry Date of an "in-the-money" Option may never be extended to a date that would permit exercise of the Option after the Expiry Date so fixed by the Board at the time the particular Option is awarded.

3.5	Termination of Option

An Option Holder may, subject to any vesting provisions applicable to Options hereunder, exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Bermuda, on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (c) below (the “Early Termination Date”):

(a)	Death

In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee or Consultant (if he or she holds his or her Option as Employee or Consultant), the Early Termination Date shall be twelve (12) months from the date of death of the Option Holder; or

(b)	Ceasing to hold Office

In the event that the Option Holder holds his or her Option as Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death, the Early Termination Date of the Option shall be 90 days from the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director of the Company but continues to be engaged by the Company as an Employee, in which case the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be a Director of the Company as a result of:

(i)	ceasing to meet the qualifications set forth in the Companies Act; or

(ii)	a resolution having been passed by the members of the Company pursuant to the Companies Act removing the Director as such; or

(iii)	by order of any securities commission or the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Early Termination Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)	Ceasing to be Employed or a Consultant

In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Early Termination Date of the Option shall be 90 days from the date the Option Holder ceases to be an Employee or Consultant of the Company unless the Option Holder ceases to be an Employee or Consultant of the Company as a result of:

(i)	termination for cause or, in the case of a Consultant, breach of contract; or

(ii)	by order of any securities commission or the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Early Termination Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.6	Vesting

All Options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board.

3.7	Effect of a Take-Over Bid

If a bona fide offer (an “Offer”) for Shares is made to an Option Holder or to members of the Company generally or to a class of members which includes the Option Holder, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Company, within the meaning of the Securities Act, the Company shall, immediately upon receipt of notice of the Offer, notify each Option Holder of full particulars of the Offer, whereupon all Shares subject to Options will become vested. With respect to Options held by Option Holders who are not subject to United States federal income taxation, the Options may be conditionally exercised, subject to the Shares acquired by the Option Holder upon such conditional exercise being taken up under the Offer, in whole or in part by each Option Holder so as to permit each Option Holder to tender the Shares conditionally received upon such conditional exercise of his Options, pursuant to the Offer. However, if:

(a)	the Offer is not completed within the time specified therein; or

(b)	all of the Shares conditionally acquired by the Option Holder on the conditional exercise of his Option and tendered pursuant to the Offer are not taken up or paid for by the offeror in respect thereof, then the Shares conditionally received upon such conditional exercise of Options, or in the case of clause (b) above, the Shares that are conditionally issued and are not taken up and paid for, shall, for all purposes, be deemed to have not been issued, and the Options with respect to such Shares shall, for all purposes, be deemed to have not been exercised, and the terms upon which such Options with respect to such Shares were to become vested pursuant to paragraph 3.6 continue to apply. In the case of clause (a) above, the Company shall, as soon as reasonably possible after the expiry of the time specified in the Offer of when it should have been completed, refund the exercise price to the Option Holder with respect to the conditional exercise of such Options, and in the case of clause (b) above, the Company shall, as soon as reasonably possible, refund the exercise price to the Option Holder with respect to the Shares that are conditionally issued and are not taken up and paid for by the offeror.

3.8	Acceleration of Expiry Date

If at any time when an Option granted under the Plan remains unexercised and an Offer is made by an offeror, the Directors may, upon notifying each Option Holder of full particulars of the Offer, declare all Shares issuable upon the exercise of Options granted under the Plan, vested, and, notwithstanding paragraphs 3.4 and 3.5, may declare that the Expiry Date for the exercise of all unexercised Options granted under the Plan is accelerated so that all Options will either be exercised or will expire prior to the date upon which Shares must be tendered pursuant to the Offer.

3.9	Effect of a Change of Control

If a Change of Control occurs, all Shares subject to each outstanding Option will become vested, whereupon all Options may be exercised in whole or in part by the Option Holders.

3.10	Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.11	Adjustments

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the “Event”), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of any Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Option unless such amount of Shares represents the balance left to be exercised under the Option.

ARTICLE IV

Exercise of Option

4.1	Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Bermuda on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2	Issue of Share Certificates

Subject to Section 7.3, as soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares purchased pursuant to the exercise of the Option. If the number of Shares purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of Shares available under the Option.

4.3	Condition of Issue

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules, regulations and notices of all regulatory bodies applicable to the issuance and distribution of such Shares, including any non-objection which may be required by the Exchange Control Division of the Bermuda Monetary Authority, and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules, notices and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully cooperate with the Company in complying with such laws, rules, notices and regulations, including providing any information necessary to obtain a non-objection from the Exchange Control Division of the Bermuda Monetary Authority (if applicable).

ARTICLE V

STOCK APPRECIATION RIGHTS

5.1	Stock Appreciation Rights

Any Option granted under this Plan may include a stock appreciation right, either at the time of grant or by adding it to an existing Option; subject, however, to the grant of such stock appreciation right being in compliance with the applicable regulations and policies of the Exchange.

5.2	Stock Appreciation Rights Tied to Options

A stock appreciation right which may be granted pursuant to this Plan shall be exercisable to the extent, and only to the extent, the Option with which it is included is exercisable. To the extent that a stock appreciation right included in or attached to an Option granted hereunder is exercised, the Option to which it is included or attached shall be deemed to have been exercised to a similar extent.

5.3	Terms of Stock Appreciation Rights

A stock appreciation right granted pursuant to this Plan shall entitle the Option Holder to elect to surrender to the Company, unexercised, the Option with which it is included, or any portion thereof, and to receive from the Company in exchange therefor that number of Shares, disregarding fractions, having an aggregate value equal to the excess of the value of one Share over the purchase price per Share specified in such Option, times the number of Shares called for by the Option, or portion thereof, which is so surrendered. The value of a Share shall be determined for these purposes, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per Share for the five trading days immediately preceding the date the notice provided for in section 5.1 hereof is received by the Company on the Exchange.

5.4	Exercise of Stock Appreciation Rights

Subject to the provisions of the Plan, a stock appreciation right granted hereunder may be exercised from time to time by delivering to the Company the Exercise Notice.

ARTICLE VI

BONUSES

6.1	Grant of Bonus

The Board shall have the right to determine and to grant Options to any Director or Employee, together with a corresponding right to be paid, in cash, an amount equal to the exercise price of such Options, subject to such provisos and restrictions as the Board may be determine, and subject to any applicable Exchange or other approvals, if required.

6.2	Number of Shares

The Options granted as part of the bonus provided in section 6.1 shall not exceed 2,000,000 options. In addition, such Options shall be included in, and are not in addition to, the maximum number of Options which may be granted under this Plan from time to time.

ARTICLE VII

Administration

7.1	Administration

The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

7.2	Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

7.3	Withholdings Taxes

Notwithstanding any provision in this Plan or in any Option Certificate, the Board and the Company shall have the authority to take steps for the deduction and withholding, or for the advance payment or reimbursement by the Option Holder to the Company, of any taxes or other required source deductions which the Company is required by law or regulation of any governmental authority whatsoever to remit in connection with this Plan or any Option Certificate. Without limiting the generality of the foregoing, the Company may, in its sole discretion:

(a)	deduct and withhold additional amounts from other amounts payable to an Option Holder;

(b)	require, as a condition of the issuance of Shares to an Option Holder, that the Option Holder make a cash payment to the Company equal to the amount, in the Company’s opinion, required to be withheld and remitted by the Company for the account of the Option Holder to the appropriate governmental authority and the Company, in its discretion, may withhold the issuance or delivery of Shares until the Option Holder makes such payment; or

(c)	sell, on behalf of the Option Holder, all or any portion of Shares otherwise deliverable to the Option Holder until the net proceeds of sale equal or exceed the amount which, in the Company’s opinion, would satisfy any and all withholding taxes and other source deductions for the account of the Option Holder.

ARTICLE VIII

Amendment and Termination

8.1	Prospective Amendment

Subject to applicable regulatory approval and, if required by any relevant law, rule or regulation applicable to the Plan, to member approval, the Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares or for any other purpose which may be permitted by all relevant laws, rules and regulations provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment. The Board may, subject to the requirements of the Exchange, amend the terms upon which each Option shall become vested with respect to Shares without further approval of the Exchange, other regulatory bodies having authority over the Company or the Plan or the members. Notwithstanding the foregoing, specific member approval is required for:

(a)	an extension of the term of an Option benefiting an insider of the Company;

(b)	an increase to the maximum number of Shares issuable under the Plan, either as a fixed number or a fixed percentage of the Company’s outstanding Shares; and

(c)	amendments to an amending provision within the Plan.

Notwithstanding the foregoing, disinterested member approval is required for a reduction in the exercise price or purchase price of an Option benefiting an insider of the Company.

8.2	Retrospective Amendment

Subject to applicable regulatory approval and, if required by any relevant law, rule or regulation applicable to the Plan, to member approval, the Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted.

8.3	Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination. Notwithstanding the termination of the Plan, the Company, Options awarded under the Plan, Option Holders and Shares issuable under Options awarded under the Plan shall continue to be governed by the provisions of the Plan.

8.4	Agreement

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan. This Plan repeals and replaces any stock option plan adopted by the Company prior to the date hereof and any options awarded under a prior plan, option holders and shares issuable under options awarded under a prior plan shall hereafter be governed by the provisions of this Plan.

ARTICLE IX

Approvals Required for Plan

9.1	Substantive Amendments to Plan

Any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)	the members or disinterested members, as the case may be, of the Company at general meeting where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b)	the Exchange, or any stock exchange on which the Shares may then be listed for trading.

9.2	Annual Approval

The Plan must receive annual member approval at the Company’s annual general meeting.

ARTICLE X

MISCELLANEOUS PROVISIONS

10.1	Compliance

The operation of this Plan and the issuance and exercise of all Options and Shares contemplated by this Plan are subject to compliance with all applicable laws, and all rules and requirements of the Exchange. For greater certainty, disinterested member approval of the members of the Company will be obtained in connection with any matter regarding the Plan where required by the Exchange Manual.

10.2	Effective Date of Plan

This Plan will become effective upon the later of the date of acceptance for filing of this Plan by the Exchange and the approval of this Plan by the members of the Company (i.e. by the holders of a majority of the Company’s securities present or represented, and entitled to vote at a meeting of Shareholders duly held) including, if applicable, disinterested member approval. However, Options may be granted under this Plan prior to the receipt of approval of the Exchange or the Shareholders provided that any Option granted before Exchange or shareholder approval is obtained, may not be exercised until the required approvals are obtained.

Approved by the directors on February 18, 2014.

ON BEHALF OF THE BOARD

SCHEDULE “A”

Till Capital Ltd.

NOTICE OF GRANT OF STOCK OPTIONS

This Certificate is issued pursuant to the provisions of the Company’s Stock Option Plan (the “Plan”) and evidences that _____________ is the holder of a non-transferable stock option (the “Stock Option”), to purchase up to ___________ common shares with a par value of $0.001 per share (the “Shares”) in the capital of the Company at a purchase price of $__________ per Share as set out below (the “Exercise Price”).

Subject to the provisions of the Plan and, if applicable, the holder’s employment or consulting contract, as it may be amended, this Option is awarded as of ____________ (the “Date of Grant”) and shall expire on ___________ (the “Expiry Date”).

This Option will become vested and exercisable as follows:

Vesting Period	Vesting Number of Options

To exercise this Option, the Exercise Notice in the form annexed hereto, shall be delivered to the President of the Company through to and including the Expiry Date, together with the Notice of Grant and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Stock Option is being exercised.

If you are an insider of the Company, as defined in the Plan, you are required to file an ‘insider report’ under Canadian securities laws in respect of the grant of these stock options and, in the future, upon any exercise of these stock options and any sale of the underlying common shares.

The grant of options described above is strictly confidential and the information concerning the number or price of shares granted under this Notice of Grant should not be disclosed to anyone, except applicable government authorities.

This Notice of Grant is issued for convenience only and is not assignable, transferable or negotiable. This Notice of Grant is subject to the detailed terms and conditions contained in the Plan and, if applicable, the holder’s employment or consulting contract, as it may be amended, in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan, the employment or consulting contract, as it may be amended, and the records of the Company shall prevail.

DATED this _____ day of ______________________

TILL CAPITAL LTD.

Per: ______________________

SCHEDULE “B”

TO THE CERTIFICATE OF NOTICE OF GRANT OF STOCK OPTIONS OF

TILL CAPITAL LTD.

EXERCISE NOTICE

To:	Corporate Secretary Till Capital Ltd. (the “Company”)

The undersigned hereby irrevocably gives notice, pursuant to Company’s Stock Option Plan, of the exercise of the option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	___________________________of the Shares; or

(b)	all of the Shares

which are the subject of the Option Certificate held by the undersigned evidencing the undersigned’s option to purchase said Shares.

Calculation of total Exercise Price:

(i) number of Shares to be acquired on exercise ___________________ Shares

(ii) multiplied by the Exercise Price per Share: $___________________

TOTAL EXERCISE PRICE, enclosed herewith: $___________________

The undersigned tenders herewith a certified cheque or bank draft (circle one) in the amount of $_____________ payable to the Company in an amount equal to the total Exercise Price of the aforesaid Shares, as calculated above, and directs the Company to issue the share certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address:

REGISTRATION NAME & ADDRESS	DELIVERY NAME & ADDRESS

I hereby authorize the transfer agent to deliver the share certificate to the attention of the Company.

I confirm that I am not aware of any material undisclosed information relating to the Company.

Please initial next to the correct statement:

•	I am responsible for any Canadian tax liability stemming from this option exercise. At exercise, I will arrange for payment of the necessary taxes to the Company. _________ (initial if applicable)

•	I am not a Canadian tax payer. _________ (initial if applicable)

•	Income tax withholdings for options exercises are not applicable to me because I have never been an employee of the Company. ________ (initial if applicable)

Yours truly,

_________________________________________

Signature

_________________________________________

Name of Optionee

SCHEDULE “C”

COMPLIANCE WITH U.S. SECURITIES LAWS

1.	PURPOSE

The provisions hereunder shall supersede the provisions of the body of Till Capital Ltd.’s Stock Option Plan (the “Plan”) to the extent of any conflict between the two. Item 3 will be in effect until such time as the Company’s Shares are listed on a national securities exchange, as defined in the United States Securities Exchange Act of 1934 (the “1934 Act”) and rules and regulations thereunder. Reference in this Certificate to an Option, shall include any stock appreciation right issuable under the Plan in respect thereof.

2.	COMPLIANCE WITH U.S. SECURITIES LAWS

No Option will be granted and issued unless the grant and issuance of such Option shall comply with all relevant provisions of applicable United States federal and state securities laws, including the availability of an exemption from registration for the issuance and sale of such Shares. The Company has no obligation to undertake registration under any United States federal or state laws of Options or the Shares issuable upon the exercise of Options.

As a condition to the exercise of an Option, the Board or Administrator may require the Option Holder to make representations and warranties in writing at the time of such exercise in order to establish, to the satisfaction of the Company and its legal counsel, that the Shares to be issued on such exercise may legally be issued in compliance with all applicable United States federal and state securities laws. If required by applicable United States federal and state securities laws, a stop-transfer order against such Shares shall be placed on the share ledger books and records of the Company, and a legend indicating that the Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, shall be stamped on the certificates representing such shares. The Board or Administrator also may require such other documentation as they, in their sole discretion, may from time to time determine to be necessary to comply with United States federal and state securities laws.

The Option Certificate in respect of the grant of any Options to persons who are U.S. Persons, as that term is defined in Rule 902 of Regulation S, will include the following statement:

This Option has not been registered under any U.S. federal or state law and may not be exercised except pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, and all applicable U.S. state securities laws, or pursuant to available exemptions from such registration requirements. In addition, shares issued on exercise of this Option by a U.S. resident will bear a U.S. form of restrictive legend and may not be resold except in compliance with such legend.

3.	NON-QUALIFIED PLAN

No Option granted under the Plan will constitute an Incentive Stock Option as described in Section 422 of the United States Internal Revenue Code of 1986, as amended.

TILL CAPITAL LTD.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on August 1, 2018

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 AM, Pacific Time on July 30, 2018.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of Till Capital Ltd. hereby appoint: Alan S. Danson, Chairman, or failing him, John T. Rickard, Director and CEO of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Till Capital Ltd. to be held at the Atrium Office Building, 13403 N. Government Way, Hayden, ID 83835 on August 1, 2018 at 10:00 AM, Pacific Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	**Against**
1. **Number of Directors** To set the number of Directors at six (6).	☐	☐

2. **Election of Directors**

	For	**Withhold**		**For**	**Withhold**		**For**	**Withhold**
01. Alan S. Danson	☐	☐	02. Wayne Kauth	☐	☐	03. William A. Lupien	☐	☐
04. John T. Rickard	☐	☐	05. George J. Rohlinger	☐	☐	06. Patricia M. Tilton	☐	☐

	For	**Withhold**
3. **Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	**Against**
4. **Re-approval of Till's Stock Option Plan** Approve Till's Stock Option Plan, as required by the policies of the TSX Venture Exchange.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

T L Z Q   2 7 7 2 2 4   A R 1

TILL CAPITAL LTD.

Computershare

Please return completed form to:
Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1

☐ **Interim Financial Statements**
Mark this box if you would like to receive Interim Financial Statements by mail.

☐ **Annual Financial Statements**
Mark this box if you would like to receive the Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist.

Alternatively, you may choose to access the report(s) online at www.sedar.com.

Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy.

Please place my name on your financial statements mailing list.

Name

Apt. | Street Number | Street Name

City | Prov. / State | Postal Code / Zip Code

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